EXHIBIT 21

In Effect as of March 20, 2005

Subsidiaries of:

Jurisdiction
COGENT COMMUNICATIONS GROUP, INC.	(Delaware corporation)

COGENT COMMUNICATIONS, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF CALIFORNIA, INC.	(Delaware corporation)
COGENT INTERNET, INC.	(Delaware corporation)
NETWORK EQUIPMENT SOLUTIONS, LLC	(Delaware LLC)
UFO GROUP, INC.	(Delaware corporation)
COGENT POTOMAC, INC.	(Delaware corporation)
SFX ACQUISITION, INC.	(Delaware corporation)
ALLIED RISER COMMUNICATIONS CORPORATION	(Delaware corporation)
ALLIED RISER OPERATIONS CORPORATION	(Delaware corporation)
COGENT CANADA HOLDINGS, INC.	(Nova Scotia corporation)
COGENT CANADA, INC.	(Canadian Federal corporation)
FIBER SERVICES OF CANADA, LTD.	(Nova Scotia corporation)
COGENT COMMUNICATIONS OF ARIZONA, INC.	(Delaware corporation)
ALLIED RISER OF CALIFORNIA, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF CONNECTICUT, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF D.C., INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF FLORIDA, INC.	(Delaware corporation)
ALLIED RISER OF GEORGIA, INC. OF GEORGIA, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF ILLINOIS, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF MARYLAND, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF MASSACHUSETTS, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF MICHIGAN, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF MISSOURI, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF NEW JERSEY, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF NEW YORK, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF OKLAHOMA, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF OHIO, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF PENNSYLVANIA, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF TEXAS, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF UTAH, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF VIRGINIA, INC.	(Virginia corporation)
COGENT COMMUNICATIONS OF WASHINGTON, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF WISCONSIN, INC.	(Delaware corporation)
SYMPOSIUM OMEGA, INC.	(Delaware corporation)
SYMPOSIUM GAMMA, INC.	(Delaware corporation)
COGENT EUROPE, SARL	(Luxembourg corporation)
COGENT COMMUNICATIONS FRANCE, SAS	(French corporation)
COGENT COMMUNICATIONS ESPANA S.A.	(Spanish corporation)
LAMBDANET SWITZERLAND GMBH	(Swiss corporation)
COGENT COMMUNICATIONS UK LTD.	(English corporation)
COGENT COMMUNICATIONS BELGIUM SPRL	(Belgian corporation)
COGENT COMMUNICATIONS NETHERLANDS B.V.	(Dutch corporation)
C.C.D. COGENT COMMUNICATIONS DEUTSCHLAND, GMBH	(German corporation)